SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) December 15, 1997

                       Trans-World Insurance Company d/b/a Educaid and
                   Class Notes Inc.(as Sellers) on behalf of
                            ClassNotes Trust 1997-I.


                                 ClassNotes Inc.
                          Trans-World Insurance Company
             (Exact name of registrant as specified in its charter)

 Delaware                                                     22-3400682
 Arizona                           333-18877                  86-0255348
(State or other                    (Commission                (IRS Employer
jurisdiction of incorporation)     File Number)               ID Number)


  3301 C STREET, SUITE 100-M, SACRAMENTO, CALIFORNIA            95816
 (Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 446-5000


                  N/A
          (Former name or former address, if changed since last report)

 Item 5.    OTHER EVENTS

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Salomon Brothers Inc and First Union Capital Markets Corp., (each an "Underwriter") in connection with the issuance by ClassNotes Trust 1997-I of its Asset-Backed Notes, Series 1997- 2. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

EXHIBIT NO.

99.1         Computational Materials of Salomon Brothers Inc
99.2         Computational Materials of First Union Capital Markets Corp.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CLASSNOTES TRUST 1997-I


                                       By:  TRANS-WORLD INSURANCE COMPANY and
                                            CLASSNOTES, INC.


                                       By:/s/ Michael Benoff
                                               Name:  Michael Benoff
                                               Title: Senior Vice President


Dated: December 17, 1997